UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2022

USHG Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40109	85-4281417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

853 Broadway, 17th Floor
New York, New York	10003
(Address of Principal Executive Offices)	(Zip Code)

(212) 228-3585

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	HUGSU	New York Stock Exchange
Class A common stock, par value $0.0001 per share	HUGS	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share		OTC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On December 7, 2022, USHG Acquisition Corp. (the “Company”) filed a definitive proxy statement relating to a special meeting of stockholders (the “Special Meeting”) to approve (i) an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of the Company’s outstanding shares of Class A common stock, par value $0.0001 per share (the “Public Shares”), in connection with a Business Combination (as defined below) and certain amendments to the Charter (the “Redemption Limit Elimination Proposal”), (ii) an amendment to the Charter to change the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) from March 1, 2023 (the “Original Termination Date”) to the earlier of (x) December 30, 2022 or (y) the date of effectiveness of such amendment to the Charter (such date, the “Amended Termination Date” and such proposal, the “Early Termination Proposal”) and (iii) an amendment to the Investment Management Trust Agreement, dated February 24, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee (“AST”), to change the date on which AST must commence liquidation of the trust account established in connection with the Company’s initial public offering to the Amended Termination Date (the “Trust Amendment Proposal” and together with the Redemption Limit Elimination Proposal and the Early Termination Proposal, the “Proposals”), which would, if implemented, allow the Company to redeem all the Public Shares in advance of the Company’s contractual expiration date of March 1, 2023 by changing the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a Business Combination from the Original Termination Date to the Amended Termination Date.

As contemplated by the Charter, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in connection with the approval and implementation of the Redemption Limit Elimination Proposal and/or the Early Termination Proposal (the “Voluntary Redemption”). The Company expects to complete the Voluntary Redemption on or around December 27, 2022 if the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Proposal or the Early Termination Proposal, as applicable, is implemented. If the Proposals are approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Mandatory Redemption”). The expected date of the Mandatory Redemption is December 28, 2022, and the Company expects to complete the Mandatory Redemption on or around December 30, 2022 if the stockholders approve the Proposals. Additionally, it is expected that the Amended Termination Date will be December 27, 2022 and the last day of trading of the Public Shares will be December 27, 2022 if the stockholders approve the Proposals. The Company may decide, however, to abandon the early termination at any time and for any reason prior to the effectiveness of the filing of relevant certificates of amendment to the Charter with the Secretary of State of the State of Delaware.

The Special Meeting will be held virtually on Tuesday, December 27, 2022 at 8:00 a.m., Eastern Time, and the record date for the Special Meeting is the close of business (New York time) on December 12, 2022.

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K (this “Report”) may constitute “forward-looking statements” for purposes of the federal securities laws. The Company’s forward-looking statements include, but are not limited to, statements regarding the Company’s or the Company’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “expect,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” of the Company’s final prospectus filed with the SEC on February 25, 2021, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the SEC on March 14, 2022, the Company’s subsequent Quarterly Reports on Form 10-Q and the Company’s other SEC filings. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2022

USHG ACQUISITION CORP.

By:	/s/ Adam D. Sokoloff
Name: Adam D. Sokoloff
Title: Chief Executive Officer